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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934







 Date of Report (Date of earliest event reported):       February 12, 2002




                                  DOCENT, INC.

               (Exact Name of Registrant as Specified in Charter)




           Delaware                   0-31537                   77-0460705
 (State or Other Jurisdiction      (Commission File          (I.R.S. Employer
     of Incorporation )                Number)            Identification Number)

                              2444 Charleston Road
                         Mountain View, California 94043

               (Address of Principal Executive Offices) (Zip Code)

 Registrant's telephone number, including area code:  (650) 934-9500
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Item 5.           Other Events.
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On February 12, 2002, Docent, Inc. (the "Company") announced plans to reduce costs and realign resources that resulted in an approximate 20% reduction in the Company's workforce.

Separately, Dan Epel, the Vice President of Corporate & Business Development, has left the Company in order to pursue other interests.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of February 15, 2002.

                                  DOCENT, INC.

                                    By:   /s/ Arthur Taylor
                                         -----------------------------------
                                    Arthur Taylor
                                    Vice President and Chief Financial Officer







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